EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of MatlinPatterson FA Acquisition LLC, MatlinPatterson LLC, MatlinPatterson Asset Management LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Global Partners II LLC, MatlinPatterson Global Opportunities Partners II L.P., MatlinPatterson Global Opportunities Partners (Cayman) II L.P., David J. Matlin, Mark R. Patterson and MPII Special Cayman Ltd., on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of Broadpoint Securities Group, Inc., formerly known as First Albany Companies Inc., a New York corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 4th day of June 2008.

MATLINPATTERSON FA ACQUISITION LLC

By:	/s/ Mark R. Patterson
Name: Mark L. Patterson
Title: Member

MPII SPECIAL CAYMAN LTD.

By:	/s/ David J. Matlin
Name: David J. Matlin
Title: Chief Executive Officer and President

MATLINPATTERSON LLC

By:	/s/ Mark R. Patterson
Name: Mark R. Patterson
Title: Member

MATLINPATTERSON ASSET MANAGEMENT LLC

By:	/s/ Mark R. Patterson
Name: Mark R. Patterson
Title: Chairman

MATLINPATTERSON GLOBAL ADVISERS LLC

By:	/s/ Mark R. Patterson
Name: Mark R. Patterson
Title: Chairman

MATLINPATTERSON GLOBAL PARTNERS II LLC

By:	/s/ Mark R. Patterson
Name: Mark R. Patterson
Title: Director

MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS II L.P.

By:	MatlinPatterson Global Partners II LLC, its general partner

By:	/s/ Mark R. Patterson
Name: Mark R. Patterson
Title: Director

MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS (Cayman) L.P.

By:	MatlinPatterson Global Partners II LLC, its general partner

By:	/s/ Mark R. Patterson
Name: Mark R. Patterson
Title: Director

DAVID J. MATLIN

By:	/s/ David J. Matlin
Name: David J. Matlin

MARK R. PATTERSON

By:	/s/ Mark R. Patterson
Name: Mark R. Patterson

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